Interest, Net	12 Months Ended
May. 31, 2015
Interest Income (Expense), Net [Abstract]
Interest, Net
INTEREST, NET
The components of interest, net are as follows:

(in millions)	Fiscal Year
	2015	2014	2013
Interest expense (1)	$186.2	$134.0	$126.2
Imputed interest on capital and financing leases	8.0	3.5	3.6
Capitalized interest	(1.3)	(2.6)	(2.9)
Interest income	(0.6)	(0.6)	(0.9)
Interest, net	$192.3	$134.3	$126.0

(1)	Interest expense in fiscal 2015 includes approximately $91.3 million of expenses associated with the retirement of long-term debt. See Note 9 - Debt.

Capitalized interest was computed using our average borrowing rate. Interest paid, net of amounts capitalized was as follows:

(in millions)	Fiscal Year
	2015	2014	2013
Interest paid, net of amounts capitalized (1)	$142.8	$117.5	$112.6

(1)	Interest paid in fiscal 2015 includes approximately $44.0 million of payments associated with the retirement of long-term debt. See Note 9 - Debt.